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PROXY

                          WYNDHAM HOTEL CORPORATION
             1950 STEMMONS FREEWAY, SUITE 6001, DALLAS, TX 75207

  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby constitutes and appoints James D. Carreker and Anne L. Raymond, and each of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Wyndham Hotel Corporation ("Wyndham") held of record by the undersigned as of the close of business on November 12, 1997, on behalf of the undersigned at the Special Meeting of Stockholders to be held at the Wyndham Anatole Hotel, located at 2201 Stemmons Freeway, Dallas, Texas, at 8:30 a.m. local time, on December 12, 1997, and at any adjournments or postponements thereof (the "Wyndham Special Meeting").

  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE WYNDHAM SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                SEE REVERSE SIDE
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[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of April 14, 1997, between Patriot American Hospitality, Inc. and Wyndham, as ratified by Patriot American Hospitality, Inc. and Patriot American Hospitality Operating Company pursuant to the Ratification Agreements dated as of July 24, 1997 and as amended by Amendment No. 1 to Agreement and Plan of Merger dated November 3, 1997 between Patriot American Hospitality, Inc., Patriot American Hospitality Operating Company and Wyndham and the transactions contemplated thereby.

                  [_] FOR      [_] AGAINST      [_] ABSTAIN

2. To consider and act upon any other matters that may properly be brought before the Wyndham Special Meeting and at any adjournments or postponements thereof.

  THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF THE WYNDHAM SPECIAL MEETING AND THE JOINT PROXY STATEMENT/PROSPECTUS WITH RESPECT THERETO AND HEREBY REVOKE(S) ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

                                     DATED:

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                                     SIGNATURE

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                                     SIGNATURE

                                     NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                     HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                     WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                     ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                     GIVE FULL TITLE AS SUCH.

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